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                                                                   EXHIBIT 10.15

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This second amendment to credit agreement ("Amendment") is made and entered into as of December 15, 1995, by and between U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, a national banking association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S :

         A. On or about March 22, 1995, U. S. Bank and Borrower entered into that certain credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to provide a revolving line of credit in the amount of $4,000,000, a term loan in the amount of $6,000,000, and an equipment line of credit in the amount of $1,000,000. On or about August 17, 1995, U. S. Bank and Borrower entered into that certain first amendment to credit agreement ("First Amendment") whereby U.
S. Bank agreed to increase the commitment under the revolving line of credit by $1,000,000 and to make certain other changes to the Credit Agreement.

         B. Borrower has requested U. S. Bank to again increase the commitment under the revolving line of credit by an additional $1,000,000 and to make certain other changes to the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request.

                                   DEFINITIONS

         As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

                                    AMENDMENT

         The Credit Agreement, as well as all of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other loan documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

                                 REVOLVING LOAN

         Sections 2.1 and 2.10(a) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

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SECTION 2.1 LOAN COMMITMENT

         Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will make Fundings to Borrower from time to time during the period ending March 22, 1997 ("Commitment Period"), but such Fundings (together with any outstanding Letters of Credit) shall not exceed, in the aggregate principal amount at any one time outstanding, $6,000,000 (the "Revolving Loan").

SECTION 2.10 LETTERS OF CREDIT

         Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U. S. Bank will issue standby and commercial letters of credit (the "Letters of Credit") for the benefit of Borrower in forms acceptable to U. S. Bank from time to time during the Commitment Period. The expiration date of any Letter of Credit shall not extend beyond the Commitment Period. The maximum aggregate amount of outstanding Letters of Credit shall not exceed, at any one time, $1,500,000. The maximum aggregate amount of outstanding Letters of Credit plus the aggregate outstanding amount of principal and interest on the Revolving Loan shall not exceed, at any one time, $6,000,000.

RENEWAL REVOLVING NOTE

         Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank a renewal promissory note reflecting the increased commitment under the Revolving Loan in the form attached hereto as Exhibit A ("Renewal Revolving Note"), which shall be in substitution for, but not in payment of the revolving note dated August 17, 1995. The existing revolving note and all previous renewals thereof shall be marked "renewed" and retained by U. S. Bank until the Revolving Loan is repaid in full.

         Section 2.9(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  The outstanding balance of principal and interest on the Revolving Loan (including outstanding Letters of Credit) shall at no time exceed an amount equal to:

                  a) 80 percent of Eligible Accounts Receivable, plus

                  b) 50 percent of Eligible Inventory; provided, however that
                     Fundings based upon Eligible Inventory shall be limited to an

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                       amount equal to 50 percent of Borrower's projected cost
                       of goods sold for the four-month period beginning with the first day of the month during which U. S. Bank receives Borrower's most recent Borrowing Notice in accordance with Section 2.9(b). The calculation of the projected cost of goods sold shall be based upon the most recent projected financial statements of Borrower provided by Borrower to U. S. Bank.

LOAN FEE

         Borrower shall pay a loan fee in the amount of $10,000 to U. S. Bank upon demand by U. S. Bank.

                                 EQUIPMENT LINE

         Section 4.1 of the Credit Agreement is hereby amended to reflect that the Equipment Line is not a revolving line and that the aggregate amount of Fundings under the Equipment Line subsequent to the date of this Amendment shall not exceed $103,249.

                              CONDITIONS PRECEDENT

         This Amendment shall not be effective unless and until the following conditions have been fulfilled to the satisfaction of U. S. Bank.

                  a) U. S. Bank shall have received, duly executed and delivered by Borrower, this Amendment and the Renewal Revolving Note.

                  b) There shall not exist any Default or Event of Default under the Credit Agreement or any other Loan Documents.

                               GENERAL PROVISIONS

REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents,

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or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

SECURITY

         All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall secure the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

GUARANTY

         The parties hereto agree that the Guaranty shall remain in full force and effect.

PLEDGE AGREEMENT

         The parties hereto agree that the Pledge Agreement shall remain in full force and effect.

COUNTERPARTS

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

STATUTORY NOTICE

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                        GARGOYLES, INC., a Washington
                                        corporation

                                        By     /s/  Steven R. Kingma
                                          -------------------------------------
                                        Title  Chief Financial Officer
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                                        U. S. BANK OF WASHINGTON,
                                        NATIONAL ASSOCIATION

                                        By     /s/  Byron L. Richards
                                          -------------------------------------
                                        Title  Vice President
                                             ----------------------------------

         By execution of this Amendment, Trillium Corporation hereby: (i) reaffirms the Guaranty and the Pledge Agreement, and (ii) acknowledges that its obligations under the Guaranty and the Pledge Agreement are enforceable without defense, offset, or counterclaim.

                                        TRILLIUM CORPORATION,
                                        a Washington corporation

                                        By     /s/  Erik J. Anderson
                                          -------------------------------------
                                        Title  Co-President
                                             ----------------------------------

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